Corporate Presentation November 2023 Dr. Wenbin Jiang, CEO Patrik Jeanmonod, CFO Paul Goodson, Investor Relations Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding Cytek’s business and operational goals and strategies; Cytek’s business development plans; Cytek’s estimated market size and opportunities; Cytek’s prospective products; objectives of management for future operations; and the expected key strategic benefits from the flow cytometry and imaging business acquired from Luminex. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, and financial needs. All statements other than statements of historical facts contained in this presentation, including, without limitation, statements The words “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “is/are likely to,” “potential,” “continue” and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks relating to global economic and market conditions; Cytek's ability to evaluate its prospects for future viability and predict future performance; Cytek’s ability to accurately forecast customer demand and adoption of its products; Cytek’s ability to successfully integrate the acquired Luminex business and recognize the anticipated benefits of the transaction; Cytek’s dependence on certain sole and single source suppliers; competition; market acceptance of Cytek’s current and potential products; Cytek’s ability to manage the growth and complexity of its organization, maintain relationships with customers and suppliers and retain key employees; Cytek’s ability to maintain, protect and enhance its intellectual property; and Cytek’s ability to continue to stay in compliance with its material contractual obligations, applicable laws and regulations. Information on these and additional risks and uncertainties and other information affecting Cytek’s business and operating results is contained in Cytek’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and in its other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Except as required by applicable law, Cytek does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and Cytek’s internal estimates and research. While Cytek believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Cytek believes its internal research is reliable, such research has not been verified by any independent source. Cytek’s estimates are derived from publicly available information, management’s knowledge of the Cytek’s industry and management’s assumptions based on such information and knowledge, which they believe to be reasonable. This data involves a number of assumptions and limitations which are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. This presentation includes certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis for the twelve months ended September 30, 2023. Management believes that non-GAAP financial measures, including “Adjusted EBITDA”, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the company’s core operating results. Management uses non-GAAP measures to compare the company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Cytek encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the tables accompanying this presentation. Cytek, Full Spectrum Profiling, FSP, Northern Lights, Cytek Aurora, cFluor, Tonbo, Amnis, Guava, Muse, ImageStream, FlowSight, CellStream and easyCyte are trademarks of Cytek Biosciences, Inc. Other trademarks appearing in this presentation are the property of their respective holders.

Cytek’s Leadership Team Wenbin Jiang, Ph.D. Chief Executive Officer Valerie Barnett General Counsel Allen Poirson, Ph.D. SVP, Corporate and Business Development Ming Yan, Ph.D. Chief Technology Officer Patrik Jeanmonod Chief Financial Officer Philippe Busque SVP, Global Sales and Services Paul Goodson Head of Investor Relations Chris Williams Chief Operating Officer

Investing to Capture the Cell Analysis Opportunity1 2020 Reagents 2018 Northern Lights™ 2017 Cytek Aurora ™ 2021 Cell Sorter Strong Financial Profile Broad Customer Base and Global Presence Validated Technology Platform 1,500+ Customers 1,997 Cytek Units Placed $183.1M $9.3M TTM Revenue/ A-EBITDA 70+ Countries 1,450+ Cytek Peer-Reviewed Publications $288M 9/30/23 Cash and Equivalents 2021 Tonbo™ 2022 CE-IVDD 2023 Luminex ` Nine months ended September 30, 2023 except as otherwise noted.

Global Scale and Reach with Diversified Revenue Mix Nine months ended September 30, 2023 % Revenue by Industry Since launch of Aurora Series in 20171… 1,500+ Customers 150+ Biopharma Companies 70+ Countries ~700 Employees WW Applications, Service & Sales % Revenue by Region Fremont (Headquarters) Bethesda Shanghai Wuxi Amsterdam Tokyo USA 56% EMEA 25% APAC & ROW 19% San Diego Seattle

Acquisition of Luminex’s Flow Cytometry and Imaging Business1 provides key strategic benefits (1) Acquisition closed February 28, 2023 Enhances technical capabilities Expands customer base and commercial reach Significant operational synergies across service 1 1,500+ Customers 70+ Countries 7,000+ Units Placed 2 3 Quicker access by field personnel More effective and efficient Service / Support Enables future expansion of service gross margins Positions Cytek for future clinical expansion Expect replacement upgrades to Northern Lights and Aurora platforms Enhanced AI-driven analytical performance from high-resolution cell imagery Capillary micro fluidics allows for reduced cost of goods, higher gross margins and improved ease of use

Broad product portfolio to capture the cell analysis opportunity



Aurora
2017



Northern Lights
2018



Reagents
2020



Cell Sorter
2021



Tonbo
2021



CE-IVDD
2022



Amnis ImageStream®



Amnis FlowSight®



Amnis CellStream®



Guava easyCyte®



Guava® Muse®

Amnis® & Guava®
2023

7

Cytek Technology Enables Applications FOOTNOTE Total Peer Reviewed Scientific Publication by Application 1,450+ Cytek Peer-Reviewed Publications

Why Customers Choose Cytek Deeper assessment of patient immune status -- before and after treatment -- for many applications including cancer, COVID, inflammation, drug discovery Fully Standardized across experiments and laboratory sites Isolate rare cells that cannot be seen on other systems for deeper insights More powerful system at a lower cost with minimal learning curve Maximize the value of a lab sample with more information in less time with fewer errors Over 1,450+ scientific peer-reviewed publications in less than 5 years

FOOTER Aurora Northern Lights Cell Sorter Automatic sample loader We Provide an End-to-End Platform of FSP Solutions Instruments Services & Application support Reagents and Kits Data Acquisition and Analysis Software

More markers per tube, makes tests more powerful and cost-effective Clinical Labs 12 Markers per tube “Dirty” Data Research Labs 30 – 40 Markers per tube Conventional Flow Cytometry Cytek Flow Cytometry Full Spectrum Profiling™ Technology 40 Markers per tube Clinical & Research Labs High sensitivity and high throughput without compromising data quality Allows use of many dyes simultaneously with optimal resolution Able to extract autofluorescence to enhance resolution “Clean” Data

Cytek’s Four Business Pillars FOOTNOTE Instruments Performance Intelligence Ease of use  Compact Lowest cost Applications Enabler Panels/kits Flexibility Functionality/Purposes Volume/repeating Bioinformatics Storage Analysis Optimization Management Exchanges Clinical Regulatory LDT Menu AI Standardization

Cytek’s Operational and Shareholder Goals Commitment to Shareholder Value Creation Capital Efficiency Operation Excellence Maximize Free Cash Flow Maintain Positive A-EBITDA on annual basis Execution Speed Smart Acquisitions, Licenses and Joint Ventures FOOTNOTE

Thank You

Appendix

Our FSP Technology is Powered by Patented Innovative Designs FOOTNOTE The fluorescence spectrum from each laser source is collected from multiple laser excitation The fluorescence from each laser source is collected by each corresponding detector array module Use of APD detectors maximizes sensitivity and enables broad wavelength responses The combination of our patented optical design with APD detectors yields high-resolution data at an optimized signal-to-noise ratio A B C Maximize Resolution & Accuracy Optimized Signal-to-Noise Ratio High Resolution A B C D D Valuable Insights

Advancing Cell Analysis with Our Unique FSP Technology FOOTNOTE Conventional Cytek’s FSP™ Technology Our FSP platform was purpose-built to advance the next generation of cell analysis by delivering deep insights, high throughputs and ease of use FSP technology enables high sensitivity and high throughput without compromising data quality Allows use of many dyes simultaneously with optimal resolution, which is not possible with conventional cytometers FSP is able to extract autofluorescence to enhance resolution ENTIRE emission spectrum is captured across the different module & stitched together to create a spectral signature that combines emission information of fluorochrome excited by all onboard lasers Unmixing CD56 Alexa 647 CD56 Alexa 647 Unmixing algorithm

GAAP to Non-GAAP (GP and EBITDA)